Exhibit 99.2
MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm

To the Directors of
Magnolia Solar, Inc.

We have reviewed the accompanying balance sheet of Magnolia Solar, Inc. (the "Company") as of September 30, 2009, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the nine months ended September 30, 2009 and period January 8, 2008 (inception) through September 30, 2008 as well as the period January 8, 2008 (inception) through September 30, 2009 for the statements of operations, stockholders’ equity (deficit) and cash flows. These interim financial statements are the responsibility of the Company's management.

We conducted the reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.   As discussed in Note 1 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/KBL, LLP

New York, NY
December 15, 2009

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
SEPTEMBER 30, 2009 (UNAUDITED) AND DECEMBER 31, 2008

	SEPTEMBER 30,	DECEMBER 31,
	2009	2008
	(unaudited)
ASSETS

CURRENT ASSETS
Cash	$47,725	$9,970
Deposit	20,000	-
Total current assets	67,725	9,970

OTHER ASSETS
License, net of accumulated amortization	305,996	332,733
Total other assets	305,996	332,733

TOTAL ASSETS	$373,721	$342,703

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$84,683	$107
Promissory note payable	25,000	-
Loan payable - related party	70,000	20,000
Total current liabilities	179,683	20,107

TOTAL LIABILITIES	179,683	20,107

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.0001 par value, 10,000,000 shares authorized,
0 shares issued and outstanding, respectively	-	-
Common stock, $0.0001 par value, 100,000,000 shares authorized,
21,330,000 shares issued and outstanding, respectively	2,133	2,133
Additional paid in capital	359,367	359,367
Deficit accumulated during the development stage	(167,462)	(38,904)
Total stockholders' equity (deficit)	194,038	322,596

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$373,721	$342,703

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2008 AND
PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(UNAUDITED)

		JANUARY 8, 2008	JANUARY 8, 2008
	NINE MOTNHS	(INCEPTION)	(INCEPTION)
	ENDED	THROUGH	THROUGH
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008	SEPTEMBER 30, 2009

REVENUE	$-	$-	$-

COST OF REVENUES	3,360	-	3,360

GROSS PROFIT	(3,360)	-	(3,360)

OPERATING EXPENSES
Indirect labor and benefits	6,248	-	6,248
Professional fees	90,420	5,000	105,420
Amortization expense	26,737	14,854	50,504
General and administrative	994	-	1,024
Total operating expenses	124,399	19,854	163,196

NON-OPERATING EXPENSES
Interest expense	799	2	906
Total non-operating expenses	799	2	906

NET (LOSS)	$(128,558)	$(19,856)	$(167,462)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	21,330,000	18,312,434	20,055,174

NET (LOSS) PER SHARE	$(0.01)	$(0.00)	$(0.01)

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(UNAUDITED)

						Deficit
						Accumulated
					Additional	During the
	Preferred Stock		Common Stock		Paid-In	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total

Balance - January 8, 2008	-	$-	-	$-	$-	$-	$-

Common shares issued to founders for cash	-	-	14,200,000	1,420	3,580	-	5,000

Common shares issued for license	-	-	7,130,000	713	355,787	-	356,500

Net loss for the period	-	-	-	-	-	(38,904)	(38,904)

Balance - December 31, 2008	-	-	21,330,000	2,133	359,367	(38,904)	322,596

Net loss for the period	-	-	-	-	-	(128,558)	(128,558)

Balance - September 30, 2009	-	$-	21,330,000	$2,133	$359,367	$(167,462)	$194,038

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOW
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2008 AND
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(UNAUDITED)

		JANUARY 8, 2008	JANUARY 8, 2008
	NINE MONTHS	(INCEPTION)	(INCEPTION)
	ENDED	THROUGH	THROUGH
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008	SEPTEMBER 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(128,558)	$(19,856)	$(167,462)

Adjustments to reconcile net (loss)
to net cash used in operating activities:
Amortization expense	26,737	14,854	50,504

Change in assets and liabilities
Increase in accounts payable and accrued expenses	84,576	2	84,683
Total adjustments	111,313	14,856	135,187
Net cash (used in) operating activities	(17,245)	(5,000)	(32,275)

CASH FLOWS FROM INVESTING ACTIVITIES:
Deposit for shares of stock in proposed merger	(20,000)	-	(20,000)
Net cash (used in) investing activities	(20,000)	-	(20,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock for cash	-	5,000	5,000
Proceeds received from loan payable - related party	50,000	5,000	70,000
Proceeds from promissory note	25,000	-	25,000
Net cash provided by financing activities	75,000	10,000	100,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	37,755	5,000	47,725

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	9,970	-	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$47,725	$5,000	$47,725

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-	$-	$-

NON-CASH SUPPLEMENTAL INFORMATION:
Stock issued for license	$-	$356,500	$356,500

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

On January 8, 2008, Magnolia Solar, Inc. (the “Company”) was incorporated in the State of Delaware.

The Company was formed to be a provider of terrestrial photovoltaic cells for both civilian and military applications. The Company is pioneering the development of thin film, high efficiency solar cells for applications such as power generation for electrical grids as well as for local applications, including lighting, heating, traffic control, irrigation, water distillation, and other residential, agricultural and commercial uses.

The Company’s technology takes multiple approaches to bringing cell efficiencies close to those realized in silicon based solar cells while also lowering manufacturing costs. The technology uses a different composition of materials than those used by competing thin film cell manufacturers; incorporates additional layers of material to absorb a wider spectrum of light; uses inexpensive substrate materials, such as glass and polymers lowering the cost of the completed cell compared to silicon based solar cells; and is based on non-toxic materials that do not have adverse environmental effects.

Effective July 1, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10, Generally Accepted Accounting Principles – Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Positions or Emerging Issue Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”). The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout this document have been updated for the Codification.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has generated losses totaling $167,462 in their initial period, and needs to raise additional funds to carry out their business plan. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, and the ability of the Company to obtain necessary equity financing to continue operations. The Company has had very little operating history to date. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

Besides generating revenues from proposed operations, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of equity that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company’s officers and directors may need to contribute funds to sustain operations.

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in ASC 915, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation and the raising of capital.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

Fixed Assets

Although the Company does not have any fixed assets at this point.  Any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

The Company will generate revenue from the sales as follows:

1)	Persuasive evidence of an arrangement exists;
2)	Delivery has occurred or services have been rendered;
3)	The seller’s price to the buyer is fixed or determinable, and
4)	Collectable is reasonably assured.

(Loss) Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented. The following is a reconciliation of the computation for basic and diluted EPS:

	September 30,	September 30,
	2009	2008

Net loss	$(128,558)	$(19,856)

Weighted-average common shares
outstanding (Basic)	21,330,000	18,312,434

Weighted-average common stock
Equivalents
Stock options	-	-
Warrants	-	-

Weighted-average common shares
outstanding (Diluted)	21,330,000	18,312,434

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Uncertainty in Income Taxes

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes” (“ASC 740-10”). This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. ASC 740-10 is effective for fiscal years beginning after December 15, 2006. Management has adopted ASC 740-10 for 2008, and they evaluate their tax positions on an annual basis, and has determined that as of September 30, 2009, no additional accrual for income taxes is necessary.

Recent Issued Accounting Standards

In September 2006, ASC issued 820, Fair Value Measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of ASC 820 is not expected to have a material impact on the financial statements.

In February 2007, ASC issued 825-10, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of ASC 320-10, (“ASC 825-10”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. ASC 825-10 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In December 2007, the ASC issued ASC 810-10-65, Noncontrolling Interests in Consolidated Financial Statements. ASC 810-10-65 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment.

ASC 810-10-65 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Management is determining the impact that the adoption of ASC 810-10-65 will have on the Company’s financial position, results of operations or cash flows.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

In December 2007, the Company adopted ASC 805, Business Combinations (“ASC 805”). ASC 805 retains the fundamental requirements that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. ASC 805 defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  ASC 805 will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  ASC 805 will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.

ASC 805 will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, ASC 805 will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption is not permitted and the ASC is to be applied prospectively only.  Upon adoption of this ASC, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of ASC 805 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In March 2008, ASC issued ASC 815, Disclosures about Derivative Instruments and Hedging Activities”, (“ASC 815”). ASC 815 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. ASC 815 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that ASC 815 will have an impact on their results of operations or financial position.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

Effective April 1, 2009, the Company adopted ASC 855, Subsequent Events (“ASC 855”). ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. Adoption of ASC 855 did not have a material impact on the Company’s results of operations or financial condition. The Company has evaluated subsequent events through December 15, 2009, the date the financial statements were issued.

In April 2008, the FASB issued ASC 350, “Determination of the Useful Life of Intangible Assets”. The Company adopted ASC 350 on October 1, 2008. The guidance in ASC 350 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe ASC 350 will materially impact their financial position, results of operations or cash flows.

Effective July 1, 2009, the Company adopted FASB ASU No. 2009-05, Fair Value Measurement and Disclosures (Topic 820) (“ASU 2009-05”). ASU 2009-05 provided amendments to ASC 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities. ASU 2009-05 provides clarification that in circumstances in which a quoted market price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using certain techniques. ASU 2009-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of a liability. ASU 2009-05 also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required for Level 1 fair value measurements. Adoption of ASU 2009-05 did not have a material impact on the Company’s results of operations or financial condition.

Other ASU’s that have been issued or proposed by the FASB ASC that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 3-	STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was established with two classes of stock, common stock – 100,000,000 shares authorized at a par value of $0.0001; and preferred stock – 10,000,000 shares authorized at a par value of $0.0001.

During 2008 the Company issued 14,200,000 shares of common stock to the Company’s founders at inception for $5,000 cash; and on April 30, 2008, the Company entered into a 10-year renewable, exclusive license agreement (see Note 5) for the issuance of 7,130,000 shares that were issued to shareholders, option holders and warrant holders of a related entity at a value of $356,500 ($.05 per share) determined to be the fair value of the license agreement.

There have been no shares issued for the nine months ended September 30, 2009.

As of September 30, 2009, the Company has these 21,330,000 shares of common stock issued and outstanding. The Company has not issued any preferred stock, options or warrants to date.

NOTE 4-	LOAN PAYABLE – RELATED PARTY

The Company has an unsecured, loan payable outstanding with Magnolia Optical Technologies, Inc., (“Optical”) a related party through common ownership. Optical provided necessary working capital for the Company in their initial period to assist them in the payment of certain consulting expenses. Optical advanced $20,000 to the Company from September 2008 through December 2008 and an additional $50,000 in September 2009. The $70,000 remains outstanding as of September 30, 2009.

These amounts accrue interest at three and one-half percent (3.50%) per annum. Interest for the nine months ended September 30, 2009 amounted to $552 and is reflected in the financial statements. Accrued interest as of September 30, 2009 on these loans is $659. There was $2 interest for the period January 8, 2008 (inception) through September 30, 2008 as there was $5,000 outstanding for an advancement made September 26, 2008.

NOTE 5-	LICENSE AGREEMENT

The Company has entered into a 10-year, renewable, exclusive license with Optical on April 30, 2008 for the exclusive rights of the patented technology related to the application of Optical’s solar cell technology. The Company in return for this license issued to the shareholders 7,130,000 shares of its common stock (see Note 3).

The Company is amortizing the license fee over the 120 month term of the Agreement. Amortization expense through September 30, 2009 amounted to $50,504. The Company anticipates amortizing $35,650 per year. The Company’s management has determined that the fair value of the license exceeds the book value and thus no further impairment or amortization is necessary as of September 30, 2009. Amortization expense for the nine months ended September 30, 2009 and period January 8, 2008 (inception) through September 30, 2008 was $26,737 and $14,854, respectively.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 5-	LICENSE AGREEMENT (CONTINUED)

The net value of the license of $305,996 is reflected on the Balance Sheet at September 30, 2009.

NOTE 6-	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of September 30, 2009, there is no provision for income taxes, current or deferred.

Net operating losses	$56,937
Valuation allowance	(56,937)

$-

At September 30, 2009, the Company had a net operating loss carry forward in the amount of $167,462, available to offset future taxable income through 2029.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the nine months ended September 30, 2009 and period January 8, 2008 (inception) through September 30, 2008 is summarized below.

Federal statutory rate	(34.0)%
State income taxes, net of federal benefits	0.0
Valuation allowance	34.0
0%

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 7-	FAIR VALUE MEASUREMENTS

The Company adopted certain provisions of ASC Topic 820. ASC 820 defines fair value, provides a consistent framework for measuring fair value under generally accepted accounting principles and expands fair value financial statement disclosure requirements. ASC 820’s valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect our market assumptions. ASC 820 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

The following table represents the fair value hierarchy for those financial assets and liabilities measured at fair value on a recurring basis as of September 30, 2009:

	Level 1	Level 2	Level 3	Total

Cash	47,725	-	-	47,725

Total assets	47,725	-	-	47,725

NOTE 8-	PENDING TRANSACTION/PROMISSORY NOTE PAYABLE

The Company in May 2009, entered into a Memorandum of Understanding (“MOU”) with Here Enterprises, Inc. (“Here”). Based on the proposed terms of the MOU, Here and the Company upon due diligence by both parties, will enter into a definitive agreement whereby the Company shall acquire a majority interest in the issued and outstanding common stock of Here for $300,000 (”Purchase Price”). The Purchase Price is to be raised as part of an anticipated minimum $1,500,000 funding as part of a private placement memorandum for the sale of a minimum of 15 units ($100,000 per unit), each unit consisting of 50,000 shares of common stock and 50,000 warrants. In accordance with the agreement with Here, the Company paid a deposit of $20,000 to Here for the purpose of Here to complete their audits to consummate the transaction and another $15,000 in October 2009 for other costs associated with the proposed transaction (total of $35,000). Should the transaction close, this payment will be applied to the purchase of the controlling interest of the outstanding stock of Here.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 8-	PENDING TRANSACTION/PROMISSORY NOTE PAYABLE (CONTINUED)

Should the transaction not be completed for reasons not related to the Company’s doing, this amount will be returned within 10 days, and if the transaction should fail to close for reasons related to the Company, this fee will be treated as a “break-up” fee.

On June 17, 2009, the Company entered into a Note Purchase Agreement with a lender in the amount of $25,000. The Promissory Note is due the earlier of: a) June 17, 2010; b) the date at which the Company consummates a subsequent financing (see prior paragraph); or c) the date the Company consummates a reverse merger transaction.

The Promissory Note bears interest at 8% per annum, commencing August 17, 2009. Interest expense for the period August 17, 2009 through September 30, 2009 and accrued interest at September 30, 2009 related to this promissory note amounted to $247.

On October 15, 2009, the Company was funded an additional $15,000 to cover additional costs as noted above. The $15,000 accrued interest at 8% commencing immediately.

The lender shall have the option to exchange all or a portion of the face amount of the Promissory Note, plus any accrued and unpaid interest thereon, into the applicable dollar amount of any other securities issued by the Company in connection with the subsequent financing, at a conversion price equal to 50% of the subsequent financing offering price. In accordance with ASC 470-20 which deals with instruments containing a fixed percentage conversion feature dependent on a future event, the Company has calculated the intrinsic value of the beneficial conversion feature at June 17, 2009 (the “commitment date”), however, this amount will only be recorded at the date the Company enters into the subsequent financing arrangement.

As of December 14, 2009, the MOU has expired and the Company has chosen not to renew the agreement.

On December 15, 2009, the Company entered into an Agreement of Merger and Plan of Reorganization (“Agreement”) with Mobilis Relocation Services Inc. (“MBVS”), a Nevada corporation, and Magnolia Solar Acquisition Corp., a Delaware corporation, which is a wholly-owned subsidiary of MBVS. The merger is conditioned on a minimum capital raise of $750,000 to a maximum of $3,000,000 in the form of newly issued convertible notes, purchased at 50% of the face amount of the notes. The notes are to mature in 24 months, pay no interest, and may convert at any time into common stock of the MBVS at $1.00 per share. Upon the merger with MBVS, the shareholders of the Company will be issued a majority of the shares in the merged entity.